EXHIBIT 1

JOINT ACQUISITION STATEMENT

PURSUANT TO RULE 13D-1(k)(1)

The undersigned acknowledge and agree that the foregoing statement on Schedule 13G is filed on behalf of each of the undersigned and that all subsequent amendments to this statement on Schedule 13G shall be filed on behalf of each of the undersigned without the necessity of filing additional joint acquisition statements. The undersigned acknowledge that each shall be responsible for the timely filing of such amendments, and for the completeness and accuracy of the information concerning him, her or it contained herein, but shall not be responsible for the completeness and accuracy of the information concerning the other entities or persons, except to the extent that he, she or it knows or has reason to believe that such information is accurate.

Dated as of April 25, 2023

GENERAL ATLANTIC, L.P.

By:	/s/ Michael Gosk
	Name:	Michael Gosk
	Title:	Managing Director

GENERAL ATLANTIC DO B.V.

By:	/s/ I.M. van der Hoorn
	Name:	I.M. van der Hoorn
	Title:	Director A

By:	/s/ Wolbert Kamphuijs
	Name:	Wolbert Kamphuijs
	Title:	Director B

GENERAL ATLANTIC (DO) SPV GP, LLC

By:	GENERAL ATLANTIC DO B.V., its sole member

By:	/s/ Michael Gosk
	Name:	Michael Gosk
	Title:	Managing Director

GENERAL ATLANTIC (DO) SPV, L.P.

By:	General Atlantic (DO) SPV GP, LLC, its general partner

By:	General Atlantic DO B.V., its sole member

By:	/s/ I.M. van der Hoorn
	Name:	I.M. van der Hoorn
	Title:	Manager A

By:	/s/ R. van Velzen
	Name:	R. van Velzen
	Title:	Manager B

GENERAL ATLANTIC COÖPERATIEF U.A.

By:	/s/ I.M. van der Hoorn
	Name:	I.M. van der Hoorn
	Title:	Director A

By:	/s/ Wolbert Kamphuijs
	Name:	Wolbert Kamphuijs
	Title:	Director B

GENERAL ATLANTIC PARTNERS (BERMUDA) IV, L.P.

By:	GENERAL ATLANTIC GENPAR (BERMUDA), L.P., its general partner

By:	GAP (BERMUDA) L.P., its general partner

By:	GAP (BERMUDA) GP LIMITED, its general partner

By:	/s/ Michael Gosk
	Name:	Michael Gosk
	Title:	Managing Director

GENERAL ATLANTIC PARTNERS (BERMUDA) EU, L.P.

By:	GENERAL ATLANTIC GENPAR (BERMUDA), L.P., its general partner

By:	GAP (BERMUDA) L.P., its general partner

By:	GAP (BERMUDA) GP LIMITED, its general partner

By:	/s/ Michael Gosk
	Name:	Michael Gosk
	Title:	Managing Director

GENERAL ATLANTIC GENPAR (LUX) SCSP

By:	GENERAL ATLANTIC (LUX) S.À R.L., its general partner

By:	/s/ Ingrid van der Hoorn
	Name:	Ingrid van der Hoorn
	Title:	Manager A

By:	/s/ William Blackwell
	Name:	William Blackwell
	Title:	Manager B

GENERAL ATLANTIC COÖPERATIEF, L.P.

By:	GAP (BERMUDA) L.P., its general partner

By:	GAP (BERMUDA) GP LIMITED, its general partner

By:	/s/ Michael Gosk
	Name:	Michael Gosk
	Title:	Managing Director

GAP (BERMUDA) L.P.

By:	GAP (BERMUDA) GP LIMITED, its general partner

By:	/s/ Michael Gosk
	Name:	Michael Gosk
	Title:	Managing Director

GAP COINVESTMENTS III, LLC

By:	GENERAL ATLANTIC, L.P., its managing member

By:	/s/ Michael Gosk
	Name:	Michael Gosk
	Title:	Managing Director

GAP COINVESTMENTS IV, LLC

By:	GENERAL ATLANTIC, L.P., its managing member

By:	/s/ Michael Gosk
	Name:	Michael Gosk
	Title:	Managing Director

GAP COINVESTMENTS V, LLC

By:	GENERAL ATLANTIC, L.P., its managing member

By:	/s/ Michael Gosk
	Name:	Michael Gosk
	Title:	Managing Director

GAP COINVESTMENTS CDA, L.P.

By:	GENERAL ATLANTIC, L.P., its general partner

By:	/s/ Michael Gosk
	Name:	Michael Gosk
	Title:	Managing Director

GENERAL ATLANTIC PARTNERS (LUX) SCSP

By:	GENERAL ATLANTIC (LUX) S.À R.L., its general partner

By:	/s/ Ingrid van der Hoorn
	Name:	Ingrid van der Hoorn
	Title:	Manager A

By:	/s/ William Blackwell
	Name:	William Blackwell
	Title:	Manager B

GENERAL ATLANTIC (LUX) S.À R.L.

By:	/s/ Ingrid van der Hoorn
	Name:	Ingrid van der Hoorn
	Title:	Manager A

By:	/s/ William Blackwell
	Name:	William Blackwell
	Title:	Manager B

GENERAL ATLANTIC GENPAR (BERMUDA), L.P.

By:	GAP (BERMUDA) L.P., its general partner

By:	GAP (BERMUDA) GP LIMITED, its general partner

By:	/s/ Michael Gosk
	Name:	Michael Gosk
	Title:	Managing Director

GENERAL ATLANTIC PARTNERS 100, L.P.

By:	GENERAL ATLANTIC GENPAR, L.P., its general partner

By:	General Atlantic, L.P., its general partner

By:	/s/ Christopher Lanning
	Name:	Christopher Lanning
	Title:	Managing Director

GENERAL ATLANTIC (SPV) GP, LLC

By:	/s/ Kelly Pettit
	Name:	Kelly Pettit
	Title:	Managing Director

GENERAL ATLANTIC GENPAR, L.P.

By:	General Atlantic, L.P., its general partner

By:	/s/ Michael Gosk
	Name:	Michael Gosk
	Title:	Managing Director

GENERAL ATLANTIC (DLO), L.P.

By:	GENERAL ATLANTIC (SPV) GP, LLC, its general partner

By:	/s/ Michael Gosk
	Name:	Michael Gosk
	Title:	Managing Director